UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2006

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 10, 2006, IHOP Corp. (the “Company”) announced the appointment of Dennis R. Farrow to the position of Chief Operating Officer, effective September 5, 2006.  The following is a brief summary of the terms of Mr. Farrow’s employment:

Salary.  Mr. Farrow will receive an annual salary of $375,000.  Mr. Farrow’s salary is subject to modification during Mr. Farrow’s employment in accordance with the Company’s practices, policies and procedures and Mr. Farrow’s performance.  Mr. Farrow will participate in the Company’s Executive Incentive Plan (the “Plan”) with a target bonus of 50% of his base salary.  Mr. Farrow is eligible for a pro-rated bonus in 2006 and he will receive the greater of $120,000 less applicable taxes or the formula payout, as defined in the Plan.  Mr. Farrow will be eligible to receive a full year bonus beginning in the 2007 plan year, as outlined in the Plan, based on the Company’s and Mr. Farrow’s performance.

Restricted Stock.  Mr. Farrow will receive a restricted stock grant of 10,000 shares, which have a three-year cliff vest from the date of grant.  Thereafter, Mr. Farrow will be eligible for annual restricted stock grants or stock options as determined by the Company’s Board of Directors and governed by the applicable plan.

Performance Share Plan(LTIP).  Mr. Farrow will also be awarded a prorated target grant of 4,000 performance shares in the Company’s 2006 Performance Share Plan (“PSP”).  The actual number of shares Mr. Farrow receives may be more or less than 4,000, depending on the Company’s performance against plan measures.  Mr. Farrow will be eligible to receive additional PSP awards as determined by the Company’s Board of Directors.  The current annual target grant for each three-year cycle is 5,000 shares, although actual PSP awards are determined annually by the Company’s Board of Directors.

Other Benefits.  Mr. Farrow will be entitled to participate in the Company’s vacation, health, dental, life, retirement plans, and other benefits, as well as the Company’s deferred compensation arrangements and enhanced life and long term disability insurance benefits provided to executives.  The Company will cover all the costs for one complete physical exam for Mr. Farrow each year.  Mr. Farrow will be entitled to full participation in the Company’s Executive Relocation Package.  Mr. Farrow will also receive a car allowance of $850 per month plus reimbursement of all automobile expenses such as gasoline, maintenance, insurance, and vehicle inspection.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)           On July 10, 2006, the Company issued a press release announcing the appointment of Dennis R. Farrow to the position of Chief Operating Officer, effective September 5, 2006. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

                The information set forth in Item 1.01 of this Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated July 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.

Date: July 12, 2006	By:	/s/ THOMAS CONFORTI
Thomas Conforti Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
99.1	Press release of Registrant, dated July 10, 2006.